UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 27, 2022

5E ADVANCED MATERIALS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-41279	87-3426517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19500 STATE HIGHWAY 249, SUITE 125, HOUSTON, TEXAS 77070 (Address of Principal Executive Offices) (Zip Code)

(346) 439-9656

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	FEAM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

5E Advanced Materials, Inc. (the “Company”) has updated its investor presentation, a copy of which is furnished as Exhibit 99.1 hereto. The investor presentation will also be available on the Company’s website located at www.5eadvancedmaterials.com under the Investors tab in the Events and Presentations section. None of the other information on our website is incorporated by reference into, or a part of, this Current Report on Form 8-K.

The investor presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and as described in securities legislation in Australia and other jurisdictions. Forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “may,” “could,” and other similar expressions, although not all forward-looking statements contain these identifying words. All forward-looking statements reflect a number of assumptions, which are subject to numerous risks and uncertainties many of which are beyond the control of 5E, and which may cause actual results to be materially different from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, our limited operating history in the borates industry with no revenue from our properties; our need for substantial additional financing to execute our business plan and our ability to access capital and the financial markets; our status as an exploration stage company with no known mineral reserves and the inherent uncertainty in estimates of mineral resources; risks and uncertainties relating to the development of the Fort Cady project; risks related to the demand for end use applications that require borates and related minerals and compounds that we expect to produce; risks related to compliance with environmental and regulatory requirements; unanticipated costs or delays associated with our Small-Scale Boron Facility; and the completion and outcome of future technical and economic studies related to our project. For additional information regarding these various risks and uncertainties, you should carefully review the risk factors and other disclosures in our amended Form 10 filed with the U.S. Securities and Exchange Commission (SEC) on March 7, 2022, and our Form 10-Q filed with the SEC on May 12, 2022. Additional risks are also disclosed by 5E in its filings with the Securities and Exchange Commission (SEC) throughout the year, including its Form 10-K, Form 10-Qs and Form 8-Ks, as well as in its filings under the Australian Securities Exchange. Any forward-looking statements are given only as of the date hereof. Except as required by law, 5E expressly disclaims any obligation to update or revise any such forward-looking statements.

The information referenced herein is being furnished pursuant to Item 7.01 of Form 8-K and will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such Section.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit

99.1	Investor Presentation

104	Cover Page Interactive Data File (embedded with the Inline XBLR document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

5E ADVANCED MATERIALS, INC.

Date: June 28, 2022	/s/ Paul Weibel
Paul Weibel
Chief Financial Officer